EXHIBIT 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amended Quarterly Report of Array Technologies, Inc. (the "Company") filed on Form 10-Q/A for the period ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Amended Report”), I, Nipul Patel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)the Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nipul Patel
Nipul Patel
Chief Financial Officer

Date: November 8, 2022